EXHIBIT 99.1

Contact Information:

Investors:	Media:
Corey Kinger	Sara Bosco
(212) 601-7569	(347) 421-0389
corey.kinger@weightwatchers.com	sara.n.bosco@weightwatchers.com

WEIGHT WATCHERS ANNOUNCES STRONG FOURTH QUARTER

AND FULL YEAR 2017 RESULTS

Provides Full Year 2018 Guidance That Reflects Continued Global Momentum

•	End of Period Subscribers up 23% year-over-year to 3.2 million

•	Total Paid Weeks in Q4 2017 up 19% year-over-year; Total Paid Weeks in FY 2017 up 17% year-over-year

•	Revenues in Q4 2017 up 17% year-over-year to $312 million; FY 2017 revenues up 12% year-over-year to $1.3 billion

•	FY 2018 guidance: Revenues approaching $1.55 billion and EPS range of $2.40 to $2.70

NEW YORK, N.Y., February 27, 2018 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the fourth quarter and full year fiscal 2017 and provided its full year fiscal 2018 guidance.

“We had a highly positive consumer response to the launch of our WW FreestyleTM program in December, which resulted in a strong finish to the year. More people are engaging with our brand and we ended 2017 with approximately 600,000 more members than a year ago, representing 23% growth,” said Mindy Grossman, the Company’s President and CEO. “This excellent momentum has continued into 2018 and with our bold new purpose to ‘Inspire healthy habits for real life,’ we have an exciting opportunity to truly bring wellness to all.”

“Our 2017 financial performance demonstrated the power of our business model, and we delivered both strong margin expansion and cash generation,” said Nick Hotchkin, the Company’s CFO. “With 2018 off to a great start, we expect revenue to grow by almost 20% to approaching $1.55 billion for the full year and the rate of operating profit growth to exceed the rate of revenue growth.”

Q4 2017 Consolidated Results

			% Change	% Change Adjusted for Constant Currency(1)
	Three Months Ended
	December 30, 2017	December 31, 2016

(in millions except percentages and per share amounts)
Service Revenues, net	$264.0	$221.2	19.3%	16.5%
Product Sales and Other, net	48.5	46.2	5.0%	2.3%

Revenues, net	$312.5	$267.4	16.9%	14.1%
Operating Income	$49.5	$46.7	5.9%	2.0%
Adjustments
Goodwill Impairment	13.3	—

Adjusted Operating Income (1)	$62.8	$46.7	34.4%	30.2%
Net Income*	$63.0	$13.3	373.5%	364.2%
EPS	$0.91	$0.20	353.4%	344.5%

Total Paid Weeks	43.8	36.8	19.1%	N/A
Meeting(2) Paid Weeks	18.1	16.4	10.2%	N/A
Online(3) Paid Weeks	25.7	20.4	26.4%	N/A

End of Period Subscribers(4)	3.2	2.6	22.6%	N/A
Meeting Subscribers	1.3	1.1	13.4%	N/A
Online Subscribers	2.0	1.5	29.3%	N/A

Note: Totals may not sum due to rounding.

(1) See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(2) “Meetings” refers to providing access to combined meetings and digital offerings to the Company’s commitment plan subscribers (including Total Access subscribers), as well as access to meetings to the Company’s “pay-as-you-go” members and other meetings members.

(3) “Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products.

(4) “Subscribers” refers to meetings members and Online subscribers who participate in recurring billing programs.

*Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Q4 2017 Business and Financial Highlights

•	End of Period Subscribers in Q4 2017 were up 22.6% versus the prior year period, driven by growth in all major geographic markets. Q4 2017 End of Period Meeting Subscribers were up 13.4% and End of Period Online Subscribers were up 29.3% versus the prior year period.

•	Total Paid Weeks in Q4 2017 were up 19.1% versus the prior year period, driven by growth in all major geographic markets. Q4 2017 Meeting Paid Weeks increased 10.2% and Online Paid Weeks increased 26.4% versus the prior year period.

•	Revenues in Q4 2017 were $312.5 million. On a constant currency basis, Q4 2017 revenues increased 14.1% versus the prior year period.

o	Service Revenues in Q4 2017 were $264.0 million. On a constant currency basis, these revenues increased 16.5% versus the prior year period. This increase was driven by growth in all major geographic markets.

o	Product Sales and Other in Q4 2017 were $48.5 million. On a constant currency basis, these revenues increased 2.3% versus the prior year period, with growth in product sales partially offset by declines in licensing.

•	Operating Income in Q4 2017 was $49.5 million. Adjusted Operating Income in Q4 2017, which excluded the $13.3 million goodwill impairment charge related to the Company’s Brazil operations, was $62.8 million. On a constant currency basis, adjusted operating income would have increased 30.2% versus the prior year period. The increase in adjusted operating income was primarily driven by operating leverage on higher revenues in the quarter versus the prior year period.

•	Income Tax in Q4 2017 was a benefit of $54.7 million, which reflected a one-time $56.6 million net tax benefit principally due to a remeasurement of net deferred tax liabilities under the new U.S. tax law. In the prior year period, income tax expense was $4.2 million.

•	Net Income in Q4 2017 was $63.0 million compared to $13.3 million in the prior year period.

•	Earnings per fully diluted share (EPS) in Q4 2017 was $0.91 compared to $0.20 in the prior year period.
o	Certain items affect year-over-year comparability. The following items in the aggregate positively impacted Q4 2017 EPS by $0.54:
◾	$0.82 per fully diluted share arising from the one-time net tax benefit principally due to a remeasurement of net deferred tax liabilities under the new U.S. tax law.
◾	($0.19) per fully diluted share arising from the goodwill impairment charge related to the Company’s Brazil operations.
◾	($0.09) per fully diluted share arising from the negative net impact associated with the Company’s Q4 2017 refinancing of $1.9 billion of debt.

o	Q4 2016 results include out-of-period adjustments which benefited EPS by $0.02 per fully diluted share.

Full Year 2017 Consolidated Results

			% Change	% Change Adjusted for Constant Currency(1)
	Twelve Months Ended
	December 30, 2017	December 31, 2016

(in millions except percentages and per share amounts)
Service Revenues, net	$1,081.7	$949.1	14.0%	13.7%
Product Sales and Other, net	225.2	215.8	4.4%	4.7%

Revenues, net	$1,306.9	$1,164.9	12.2%	12.1%
Operating Income	$267.3	$200.8	33.1%	32.5%
Adjustments
Goodwill Impairment	13.3	—

Adjusted Operating Income(1)	$280.6	$200.8	39.8%	39.0%
Net Income*	$163.5	$67.7	141.5%	140.4%
EPS	$2.40	$1.03	133.2%	132.1%

Total Paid Weeks	181.5	155.1	17.1%	N/A
Meeting(2) Paid Weeks	76.4	69.6	9.7%	N/A
Online(3) Paid Weeks	105.2	85.5	23.1%	N/A

End of Period Subscribers(4)	3.2	2.6	22.6%	N/A
Meeting Subscribers	1.3	1.1	13.4%	N/A
Online Subscribers	2.0	1.5	29.3%	N/A

Note: Totals may not sum due to rounding.

(1) See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

(2) “Meetings” refers to providing access to combined meetings and digital offerings to the Company’s commitment plan subscribers (including Total Access subscribers), as well as access to meetings to the Company’s “pay-as-you-go” members and other meetings members.

(3) “Online” refers to Weight Watchers Online, Weight Watchers OnlinePlus, Personal Coaching and other digital subscription products.

(4) “Subscribers” refers to meetings members and Online subscribers who participate in recurring billing programs.

*Except in the case of the financials attached to this release, “Net Income” refers to Net Income attributable to Weight Watchers International, Inc.

Full Year 2017 Business and Financial Highlights

•	Total Paid Weeks in fiscal 2017 were up 17.1% versus the prior year, driven by growth in all major geographic markets. Fiscal 2017 Meeting Paid Weeks increased 9.7% and Online Paid Weeks increased 23.1% versus the prior year.

•	Revenues in fiscal 2017 were $1,306.9 million. On a constant currency basis, fiscal 2017 revenues increased 12.1% versus the prior year.

o	Service Revenues in fiscal 2017 were $1,081.7 million. On a constant currency basis, these revenues increased 13.7% versus the prior year. This increase was driven by growth in all major geographic markets.

o	Product Sales and Other in fiscal 2017 were $225.2 million. On a constant currency basis, these revenues increased 4.7% versus the prior year, with growth in product sales partially offset by declines in licensing.

•	Operating Income in fiscal 2017 was $267.3 million. Adjusted Operating Income in fiscal 2017, which excluded the $13.3 million goodwill impairment charge related to the Company’s Brazil operations, was $280.6 million. On a constant currency basis, adjusted operating income would have increased 39.0% versus the prior year. The increase in adjusted operating income was primarily driven by operating leverage on higher revenues in the year versus the prior year.

•	Income Tax in fiscal 2017 was a benefit of $18.2 million, which reflected a one-time $56.6 million net tax benefit principally due to a remeasurement of net deferred tax liabilities under the new U.S. tax law. In the prior year, income tax expense was $16.6 million.

•	Net Income in fiscal 2017 was $163.5 million compared to $67.7 million in the prior year.

•	EPS in fiscal 2017 was $2.40 compared to $1.03 in the prior year.
o	Certain items affect year-over-year comparability. The following items in the aggregate positively impacted full year fiscal 2017 EPS by $0.75:
◾	$0.83 per fully diluted share arising from the one-time net tax benefit principally due to a remeasurement of net deferred tax liabilities under the new U.S. tax law.
◾	$0.18 per fully diluted share tax benefit that was offset by $0.01 per fully diluted share of expense, both related to the previously announced cessation of operations of the Company’s Spanish subsidiary.
◾	$0.03 per fully diluted share arising from the positive impact of the reversal of certain tax reserves.
◾	($0.20) per fully diluted share arising from the goodwill impairment charge related to the Company’s Brazil operations.
◾	($0.08) per fully diluted share arising from the negative net impact associated with the Company’s $1.9 billion refinancing of debt in Q4 2017 and the Company’s debt prepayment in Q2 2017.
o	Full year fiscal 2016 results benefitted from a lower tax rate, largely driven by the net tax incentives primarily related to prior-year technology investments. The net impact of these items positively impacted fiscal 2016 EPS by $0.18 per fully diluted share.

Other Items

•	Cash balance as of December 30, 2017 was $83.1 million, which included $25 million of borrowings on the Company’s $150 million revolving credit facility. During Q4 2017, the Company completed the refinancing of its debt, extending its maturities while maintaining a flexible and prepayable capital structure.

Full Year Fiscal 2018 Guidance

The Company is providing its full year fiscal 2018 revenue guidance of approaching $1.55 billion and earnings guidance of between $2.40 and $2.70 per fully diluted share. This guidance reflects the operating strength of the Company’s business and expected continued global momentum through the year.

Fourth Quarter and Full Year 2017 Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Mindy Grossman, President and Chief Executive Officer, and Nicholas Hotchkin, Chief Financial Officer, will discuss the fourth quarter and full year fiscal 2017 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Operating income and operating income margin are discussed in this release both as reported (on a GAAP basis) and, with respect to the fourth quarter and full year fiscal 2017, as adjusted (on a non-GAAP basis), to exclude the impairment charge for the Company’s goodwill related to its Brazil operations. The Company also presents in the attachments to this release the non-GAAP financial measures earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”) and earnings before interest, taxes, depreciation, amortization, stock-based compensation and goodwill impairment (“Adjusted EBITDAS”). In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers is a global wellness company and the world’s leading commercial weight management program. We inspire millions of people to adopt healthy habits for real life. Through our engaging digital experience and face-to-face group meetings, members follow our livable and sustainable program that encompasses healthy eating, physical activity and positive mindset. With more than five decades of experience in building communities and our deep expertise in behavioral science, we aim to deliver wellness for all. To learn more about the Weight Watchers approach to healthy living, please visit www.weightwatchers.com. For more information about our global business, visit our corporate website at www.weightwatchersinternational.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, revenue and earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services and products to continue to appeal to the market, or the Company’s ability to successfully expand into new channels of distribution or respond to consumer trends; the ability to successfully implement new strategic initiatives; the effectiveness of the Company’s advertising and marketing programs, including the strength of its social media presence; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees, suppliers and other partners; the impact of the Company’s debt service obligations and restrictive debt covenants; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches or privacy concerns; the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the expiration or early termination by the Company of leases; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political and social risks and foreign currency risks; uncertainties related to a downturn in general economic conditions or consumer confidence; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses; the seasonal nature of the Company’s business; the impact of events that discourage or impede people from gathering with others or accessing resources; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the outcomes of litigation or regulatory actions; the impact of existing and future laws and regulations; the Company’s failure to maintain effective internal control over financial reporting; the possibility that the interests of Artal Group S.A., who effectively controls the Company, will conflict with other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	December 30, 2017	December 31, 2016

ASSETS
Current assets	$209.0	$235.2
Property and equipment, net	48.0	49.6
Goodwill, franchise rights and other intangible assets, net	956.9	973.4
Other assets	32.1	12.8

TOTAL ASSETS	$1,246.0	$1,271.0

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$343.0	$292.4
Long-term debt	1,740.6	1,981.3
Deferred income taxes, other	173.9	200.2

TOTAL LIABILITIES	$2,257.5	$2,473.9

Redeemable noncontrolling interest	4.5	4.7

Shareholders’ deficit	(1,016.0)	(1,207.6)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,246.0	$1,271.0

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	December 30, 2017	December 31, 2016
Service revenues, net (1)	$264.0	$221.2
Product sales and other, net (2)	48.5	46.2

Revenues, net	312.5	267.4

Cost of services (3)	123.0	112.8
Cost of product sales and other (4)	27.0	24.1

Cost of revenues	150.0	136.9

Gross profit	162.5	130.5
Marketing expenses	42.1	36.6
Selling, general and administrative expenses	57.6	47.1
Goodwill impairment	13.3	—

Operating income	49.5	46.7
Interest expense	30.6	28.2
Other expense, net	0.2	1.1
Early extinguishment of debt	10.5	—

Income before income taxes	8.2	17.4
(Benefit from) provision for income taxes	(54.7)	4.2

Net income	62.9	13.2
Net loss attributable to the noncontrolling interest	0.1	0.1

Net income attributable to Weight Watchers International, Inc.	$63.0	$13.3

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$0.97	$0.21

Diluted	$0.91	$0.20

Weighted average common shares outstanding:
Basic	64.6	63.9

Diluted	68.9	66.0

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(2)	Consists of sales of products to members in meetings and online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s website and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and online cost of revenues excluding online advertising costs.
(4)	Consists of meetings cost of product, online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended
	December 30, 2017	December 31, 2016
Service revenues, net (1)	$1,081.7	$949.1
Product sales and other, net (2)	225.2	215.8

Revenues, net	1,306.9	1,164.9

Cost of services (3)	486.3	468.8
Cost of product sales and other (4)	128.0	110.6

Cost of revenues	614.3	579.4

Gross profit	692.6	585.5
Marketing expenses	200.8	194.4
Selling, general and administrative expenses	211.2	190.3
Goodwill impairment	13.3	—

Operating income	267.3	200.8
Interest expense	112.8	115.2
Other expense, net	0.5	1.5
Early extinguishment of debt, net	9.0	0.0

Income before income taxes	145.1	84.1
(Benefit from) provision for income taxes	(18.2)	16.6

Net income	163.3	67.5
Net loss attributable to the noncontrolling interest	0.2	0.2

Net income attributable to Weight Watchers International, Inc.	$163.5	$67.7

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$2.54	$1.06

Diluted	$2.40	$1.03

Weighted average common shares outstanding:
Basic	64.3	63.7

Diluted	68.2	65.9

Note: Totals may not sum due to rounding.

(1)	Consists of net “Meeting Fees” and net “Online Subscription Revenues”. “Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings. “Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(2)	Consists of sales of products to members in meetings and online, revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s website and sales from the By Mail product, other revenues, and franchise fees with respect to commitment plans and commissions.
(3)	Consists of meeting operating expense and online cost of revenues excluding online advertising costs.
(4)	Consists of meetings cost of product, online advertising costs, non-meeting cost of products and other.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	December 30,	December 31,
	2017	2016	Variance
Meeting Paid Weeks (1)
North America	12.3	10.8	13.8%
UK	2.4	2.4	1.0%
CE	2.7	2.5	6.3%
Other (2)	0.6	0.7	(0.9%)

Total Meeting Paid Weeks	18.1	16.4	10.2%

Online Paid Weeks (1)
North America	16.3	13.0	25.3%
UK	1.8	1.5	17.1%
CE	7.0	5.2	34.1%
Other (2)	0.6	0.6	3.0%

Total Online Paid Weeks	25.7	20.4	26.4%

Total Paid Weeks (1)
North America	28.7	23.9	20.1%
UK	4.2	3.9	7.3%
CE	9.7	7.8	25.1%
Other (2)	1.2	1.2	0.9%

Total Paid Weeks	43.8	36.8	19.1%

End of Period Meeting Subscribers (3)
North America	0.9	0.7	16.4%
UK	0.2	0.2	4.5%
CE	0.2	0.2	9.8%
Other (2)	0.0	0.0	7.7%

Total End of Period Meeting Subscribers	1.3	1.1	13.4%

End of Period Online Subscribers (3)
North America	1.3	1.0	28.2%
UK	0.1	0.1	21.8%
CE	0.5	0.4	36.1%
Other (2)	0.0	0.0	9.0%

Total End of Period Online Subscribers	2.0	1.5	29.3%

Total End of Period Subscribers (3)
North America	2.1	1.7	23.1%
UK	0.3	0.3	11.7%
CE	0.7	0.6	28.1%
Other (2)	0.1	0.1	8.4%

Total End of Period Subscribers	3.2	2.6	22.6%

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Australia, New Zealand and emerging markets.
(3)	The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total number of Weight Watchers commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Twelve Months Ended
	December 30, 2017	December 31, 2016	Variance
Meeting Paid Weeks (1)
North America	52.1	45.8	13.6%
UK	10.3	10.3	0.6%
CE	11.3	11.0	2.7%
Other (2)	2.7	2.6	5.6%

Total Meeting Paid Weeks	76.4	69.6	9.7%

Online Paid Weeks (1)
North America	67.6	55.3	22.3%
UK	7.2	6.2	16.0%
CE	28.1	21.7	29.3%
Other (2)	2.3	2.2	1.9%

Total Online Paid Weeks	105.2	85.5	23.1%

Total Paid Weeks (1)
North America	119.7	101.1	18.4%
UK	17.5	16.5	6.4%
CE	39.4	32.7	20.4%
Other (2)	5.0	4.8	3.9%

Total Paid Weeks	181.5	155.1	17.1%

End of Period Meeting Subscribers (3)
North America	0.9	0.7	16.4%
UK	0.2	0.2	4.5%
CE	0.2	0.2	9.8%
Other (2)	0.0	0.0	7.7%

Total End of Period Meeting Subscribers	1.3	1.1	13.4%

End of Period Online Subscribers (3)
North America	1.3	1.0	28.2%
UK	0.1	0.1	21.8%
CE	0.5	0.4	36.1%
Other (2)	0.0	0.0	9.0%

Total End of Period Online Subscribers	2.0	1.5	29.3%

Total End of Period Subscribers (3)
North America	2.1	1.7	23.1%
UK	0.3	0.3	11.7%
CE	0.7	0.6	28.1%
Other (2)	0.1	0.1	8.4%

Total End of Period Subscribers	3.2	2.6	22.6%

Note: Totals may not sum due to rounding.

(1)	The “Paid Weeks” metric reports paid weeks by Weight Watchers customers in Company-owned operations for a given period as follows: (i) “Meeting Paid Weeks” is the sum of total paid commitment plan weeks (including Total Access) and total “pay-as-you-go” weeks; (ii) “Online Paid Weeks” is the total paid subscription weeks for the Company’s digital subscription products (including Personal Coaching); and (iii) “Total Paid Weeks” is the sum of Meeting Paid Weeks and Online Paid Weeks.
(2)	Represents Australia, New Zealand and emerging markets.
(3)	The “End of Period Subscribers” metric reports Weight Watchers subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Meeting Subscribers” is the total number of Weight Watchers commitment plan subscribers (including Total Access); (ii) “End of Period Online Subscribers” is the total number of Weight Watchers Online, Weight Watchers OnlinePlus and Personal Coaching subscribers; and (iii) “End of Period Subscribers” is the sum of End of Period Meeting Subscribers and End of Period Online Subscribers.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Q4 2017 Variance
						2017
						Constant
	Q4 2017			Q4 2016	2017	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2016	2016
Selected Financial Data
Consolidated Company Revenues	$312.5	$(7.4)	$305.1	$267.4	16.9%	14.1%
Consolidated Meeting Fees (1)	$160.0	$(3.2)	$156.7	$141.0	13.4%	11.1%
Consolidated Online Subscription Revenues (2)	$104.0	$(2.9)	$101.1	$80.2	29.7%	26.0%
Consolidated Service Revenues (3)	$264.0	$(6.1)	$257.8	$221.2	19.3%	16.5%
Consolidated Product Sales and Other (4)	$48.5	$(1.2)	$47.3	$46.2	5.0%	2.3%

North America
Meeting Fees (1)	$117.7	$(0.4)	$117.3	$103.0	14.2%	13.8%
Online Subscription Revenues (2)	$68.5	$(0.2)	$68.2	$55.5	23.4%	22.9%
Service Revenues (3)	$186.1	$(0.7)	$185.5	$158.5	17.4%	17.0%
Product Sales and Other (4)	$28.8	$(0.1)	$28.7	$27.0	6.6%	6.3%
Total Revenues	$215.0	$(0.8)	$214.2	$185.5	15.9%	15.4%

UK
Meeting Fees (1)	$12.7	$(0.8)	$11.9	$11.4	11.5%	4.3%
Online Subscription Revenues (2)	$5.6	$(0.4)	$5.2	$4.1	34.7%	26.0%
Service Revenues (3)	$18.3	$(1.2)	$17.1	$15.6	17.7%	10.1%
Product Sales and Other (4)	$5.8	$(0.4)	$5.4	$5.2	11.9%	4.7%
Total Revenues	$24.1	$(1.6)	$22.5	$20.7	16.3%	8.8%

CE
Meeting Fees (1)	$23.5	$(1.9)	$21.7	$20.2	16.3%	7.0%
Online Subscription Revenues (2)	$27.0	$(2.2)	$24.8	$17.8	51.8%	39.3%
Service Revenues (3)	$50.6	$(4.1)	$46.5	$38.1	32.9%	22.1%
Product Sales and Other (4)	$9.0	$(0.7)	$8.3	$9.1	(0.5%)	(8.6%)
Total Revenues	$59.6	$(4.8)	$54.8	$47.2	26.5%	16.2%

Other (5)
Meeting Fees (1)	$6.0	$(0.1)	$5.9	$6.3	(4.9%)	(6.5%)
Online Subscription Revenues (2)	$2.9	$(0.1)	$2.8	$2.8	5.6%	2.9%
Service Revenues (3)	$8.9	$(0.2)	$8.8	$9.1	(1.7%)	(3.7%)
Product Sales and Other (4)	$4.9	$(0.1)	$4.8	$4.9	(0.4%)	(1.7%)
Total Revenues	$13.8	$(0.2)	$13.6	$14.0	(1.3%)	(3.0%)

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“Product Sales” are sales of products to members in meetings and online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s website and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.
(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

					Full Year 2017 Variance
						2017
						Constant
	Full Year 2017			Full Year 2016	2017	Currency
		Currency	Constant		vs	vs
	GAAP	Adjustment	Currency	GAAP	2016	2016
Selected Financial Data
Consolidated Company Revenues	$1,306.9	$(1.4)	$1,305.5	$1,164.9	12.2%	12.1%
Consolidated Meeting Fees (1)	$665.0	$(0.4)	$664.6	$605.3	9.9%	9.8%
Consolidated Online Subscription Revenues (2)	$416.7	$(1.7)	$415.0	$343.8	21.2%	20.7%
Consolidated Service Revenues (3)	$1,081.7	$(2.1)	$1,079.5	$949.1	14.0%	13.7%
Consolidated Product Sales and Other (4)	$225.2	$0.7	$225.9	$215.8	4.4%	4.7%

North America
Meeting Fees (1)	$493.8	$(0.7)	$493.1	$437.2	12.9%	12.8%
Online Subscription Revenues (2)	$281.4	$(0.4)	$281.1	$239.1	17.7%	17.5%
Service Revenues (3)	$775.2	$(1.0)	$774.2	$676.4	14.6%	14.5%
Product Sales and Other (4)	$135.1	$(0.1)	$135.0	$122.4	10.4%	10.2%
Total Revenues	$910.3	$(1.2)	$909.2	$798.8	14.0%	13.8%

UK
Meeting Fees (1)	$52.2	$2.8	$55.0	$54.5	(4.2%)	0.9%
Online Subscription Revenues (2)	$21.5	$1.0	$22.5	$18.8	14.4%	19.9%
Service Revenues (3)	$73.6	$3.8	$77.5	$73.3	0.5%	5.7%
Product Sales and Other (4)	$26.4	$1.6	$27.9	$27.6	(4.4%)	1.4%
Total Revenues	$100.0	$5.4	$105.4	$100.8	(0.8%)	4.6%

CE
Meeting Fees (1)	$93.7	$(1.5)	$92.3	$89.6	4.5%	2.9%
Online Subscription Revenues (2)	$102.0	$(2.0)	$100.0	$75.0	36.0%	33.3%
Service Revenues (3)	$195.8	$(3.5)	$192.3	$164.7	18.9%	16.8%
Product Sales and Other (4)	$43.5	$(0.4)	$43.1	$45.9	(5.4%)	(6.2%)
Total Revenues	$239.2	$(3.8)	$235.4	$210.6	13.6%	11.8%

Other (5)
Meeting Fees (1)	$25.3	$(1.1)	$24.2	$24.0	5.4%	1.0%
Online Subscription Revenues (2)	$11.8	$(0.4)	$11.4	$10.9	8.5%	5.0%
Service Revenues (3)	$37.0	$(1.4)	$35.6	$34.8	6.4%	2.3%
Product Sales and Other (4)	$20.3	$(0.4)	$19.9	$19.8	2.3%	0.5%
Total Revenues	$57.3	$(1.8)	$55.5	$54.6	4.9%	1.6%

Note: Totals may not sum due to rounding.

(1)	“Meeting Fees” consist of the fees associated with the Company’s subscription plans for combined meetings and digital offerings and other payment arrangements for access to meetings.
(2)	“Online Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Online subscription products, including the Company’s Personal Coaching product.
(3)	“Service Revenues” equal “Meeting Fees” plus “Online Subscription Revenues”.
(4)	“Product Sales” are sales of products to members in meetings and online, and “Other” are revenues from licensing, magazine subscriptions, publishing and third-party advertising in publications and on the Company’s website and sales from the By Mail product, other revenues, and, in the case of the consolidated financial results and Other reportable segment, includes franchise fees with respect to commitment plans and commissions.
(5)	Represents Australia, New Zealand, emerging markets and franchise revenues.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

								Q4 2017 Variance
										2017 Constant Currency
	Q4 2017						Q4 2016		2017		2017
	GAAP	Adjustment (1)	Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	2017 vs 2016	Adjusted vs 2016	2017 vs 2016	Adjusted vs 2016
Selected Financial Data
Gross Profit	$162.5	$—	$162.5	$(4.2)	$158.2	$158.2	$130.5	24.5%	24.5%	21.3%	21.3%
Gross Margin	52.0%		52.0%		51.9%	51.9%	48.8%

Selling, General and Administrative Expenses	$57.6	$—	$57.6	$(0.9)	$56.7	$56.7	$47.1	22.1%	22.1%	20.3%	20.3%

Operating Income	$49.5	$13.3	$62.8	$(1.8)	$47.6	$60.8	$46.7	5.9%	34.4%	2.0%	30.2%
Operating Income Margin	15.8%		20.1%		15.6%	19.9%	17.5%

Note: Totals may not sum due to rounding.

(1)	Excludes the impairment charge of $13.3 million for the Company’s goodwill related to its Brazil operations.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

								Full Year 2017 Variance
										2017 Constant Currency
	Full Year 2017						Full Year 2016
	GAAP	Adjustment (1)	Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	2017 vs 2016	2017 Adjusted vs 2016	2017 vs 2016	2017 Adjusted vs 2016
Selected Financial Data
Gross Profit	$692.6	$—	$692.6	$(1.3)	$691.3	$691.3	$585.5	18.3%	18.3%	18.1%	18.1%
Gross Margin	53.0%		53.0%		53.0%	53.0%	50.3%

Selling, General and Administrative Expenses	$211.2	$—	$211.2	$(0.3)	$210.9	$210.9	$190.3	11.0%	11.0%	10.8%	10.8%

Operating Income	$267.3	$13.3	$280.6	$(1.3)	$266.0	$279.2	$200.8	33.1%	39.8%	32.5%	39.0%
Operating Income Margin	20.5%		21.5%		20.4%	21.4%	17.2%

Note: Totals may not sum due to rounding.

(1)	Excludes the impairment charge of $13.3 million for the Company’s goodwill related to its Brazil operations.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS)

UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 30, 2017	December 31, 2016	December 30, 2017	December 31, 2016

Net Income	$63.0	$13.3	$163.5	$67.7
Interest	30.6	28.2	112.8	115.2
Taxes	(54.7)	4.2	(18.2)	16.6
Depreciation and Amortization	12.5	13.5	50.9	52.6
Stock-based Compensation	5.6	2.2	14.9	6.5

EBITDAS	$57.0	$61.4	$323.9	$258.7
Goodwill Impairment (1)	13.3	—	13.3	—

Adjusted EBITDAS	$70.3	$61.4	$337.2	$258.7

Note: Totals may not sum due to rounding.

(1)	Impairment charge of the Company’s goodwill related to its Brazil operations.